UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

Udemy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40956	27-1779864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Harrison Street, 3rd Floor
San Francisco, California		94107
(Address of Principal Executive Offices)		(Zip Code)

(415) 813-1710

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	UDMY	The Nasdaq Stock Market LLC
(The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 17, 2025, Udemy, Inc. (the “Company” or “Udemy”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Coursera, Inc. (“Coursera”) and Chess Merger Sub, Inc., a direct wholly owned subsidiary of Coursera (“Merger Sub”).

The Merger. Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into Udemy (the “Merger”), with Udemy surviving the Merger as a wholly owned subsidiary of Coursera (or, if a restructuring election (a “Restructuring Election”) is made in certain circumstances in accordance with and subject to the limitations in the Merger Agreement, a direct wholly owned corporate subsidiary of Coursera may merge with and into Udemy, with Udemy surviving such merger as a wholly owned subsidiary of Coursera, followed by a merger of Udemy with and into a second, direct wholly owned limited liability company subsidiary of Coursera, with the second wholly owned subsidiary of Coursera surviving such merger (together, the “Two-Step Merger”)). At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.00001 per share, of Udemy (the “Udemy Common Stock”) issued and outstanding immediately prior to the Effective Time, except for certain shares owned by Coursera, Udemy or Merger Sub, will be converted into the right to receive 0.800 shares of common stock (the “Exchange Ratio”), par value $0.00001 per share, of Coursera (the “Coursera Common Stock”). No fractional shares of Coursera Common Stock will be issued in the Merger, and holders of Udemy Common Stock will receive cash in lieu of fractional shares of Coursera Common Stock, if any.

The board of directors of the Company (the “Board”) has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, Udemy and its stockholders; (ii) approved and declared advisable the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger; and (iii) recommended that Udemy’s stockholders vote in favor of adopting the Merger Agreement.

Treatment of Udemy’s Equity Awards. The Merger Agreement provides that, at the Effective Time, (i) each outstanding restricted stock unit covering shares of Udemy Common Stock (a “Udemy RSU”) that is not subject to performance-based vesting conditions will be assumed by Coursera and converted into a restricted stock unit award covering a number of shares of Coursera Common Stock (rounded to the nearest whole number of shares) equal to the product of (a) the number of shares of Udemy Common Stock that were subject to such Udemy RSU multiplied by (b) the Exchange Ratio, and otherwise with the same vesting schedules, termination protections and other terms and conditions as applied to the corresponding Udemy RSU; (ii) each Udemy RSU that is subject to performance-based vesting conditions (a “Udemy PSU”) will be assumed by Coursera and converted into a restricted stock unit award covering a number of shares of Coursera Common Stock (rounded to the nearest whole number of shares) equal to the product of (a) the number of shares of Udemy Common Stock that were subject to such Udemy PSU assuming performance at the greater of target and the actual level of performance as of immediately prior to the Effective Time, in accordance with the terms of the applicable award agreements multiplied by (b) the Exchange Ratio, and otherwise with the same vesting schedules, termination protections and other terms and conditions as applied to the corresponding Udemy PSU; and (iii) each option to purchase shares of Udemy Common Stock (a “Udemy Stock Option”) and each stock appreciation right in respect of shares of Udemy Common Stock (a “Udemy SAR”) that is outstanding and unexercised, whether vested or unvested, will be converted into a number of shares of Coursera Common Stock equal to the product of (a) a number of shares of Udemy Common Stock that were subject to such Udemy Stock Option or Udemy SAR net of the applicable exercise price, calculated based on the Exchange Ratio and the trading price of Coursera Common Stock leading up to the closing of the Merger multiplied by (b) the Exchange Ratio.

Post-Closing Governance. The Merger Agreement provides, among other things, that, effective as of the Effective Time, the board of directors of Coursera will be comprised of nine directors, of which six will be current members of the board of directors of Coursera (the “Coursera Director Designees”) and three will be current members of the board of directors of Udemy (the “Udemy Director Designees”). The Chairman of Coursera and the Chief Executive Officer of Coursera will remain in their respective roles with the combined company following the Effective Time. The Merger Agreement requires each of the Udemy Director Designees to meet applicable independence standards of the New York Stock Exchange (“NYSE”) with respect to Coursera as of the Effective Time.

Representations, Warranties and Covenants. The Merger Agreement contains customary representations and warranties of the Company and Coursera relating to their respective businesses, financial statements and public filings, in each case generally subject to customary qualifications. Additionally, the Merger Agreement provides for customary pre-closing covenants of each of the Company and Coursera, including (i) subject to certain exceptions, to conduct their respective businesses in the ordinary course; (ii) to cooperate with respect to seeking regulatory approvals; (iii) unless the Merger Agreement is terminated in accordance with its terms, to hold a meeting of their respective stockholders to seek the requisite stockholder approvals; (iv) not to solicit proposals relating to certain alternative transactions from third parties, including alternative acquisitions or business combination transactions involving Udemy or Coursera, as applicable (an “Alternative Transaction”); and (v) subject to certain exceptions, not to enter into any discussions with third parties concerning or provide confidential information to third parties in connection with an Alternative Transaction.

Closing Conditions. The completion of the Merger is subject to customary conditions, including, among others, (i) adoption of the Merger Agreement by Udemy’s stockholders, (ii) approval of the issuance of the shares of Coursera Common Stock (the “Stock Issuance”) and an amendment of Coursera’s amended and restated certificate of incorporation to increase the number of authorized shares of Coursera Common Stock thereunder (the “Charter Amendment”) by Coursera’s stockholders; (iii) authorization for listing of the shares of Coursera Common Stock to be issued in the Merger on NYSE, subject to official notice of issuance; (iv) the expiration or termination of any waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain other required regulatory approvals; and (v) effectiveness of the registration statement on Form S-4 for the Coursera Common Stock to be issued in the Merger. In addition, Udemy’s obligation to complete the Merger is also subject to the receipt by Udemy of an opinion from its counsel to the effect that the Merger (or, if a Restructuring Election is effective, the Two-Step Merger) will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Termination Rights. The Merger Agreement contains certain customary termination rights for the Company and Coursera, including, among others, (i) if the Merger is not consummated by December 17, 2026 (the “Termination Date”) (provided that if as of the Termination Date, certain conditions related to the receipt of regulatory approvals have not been satisfied or waived, then the Termination Date will be automatically extended until March 17, 2027, and if as of the Termination Date, as so extended, certain conditions related to the receipt of regulatory approvals have still not been satisfied or waived, then the Termination Date will be automatically extended until June 17, 2027); (ii) if the requisite approval of Udemy stockholders is not obtained at Udemy’s stockholder meeting or if the requisite approval of Coursera’s stockholders is not obtained at Coursera’s stockholder meeting; (iii) if the other party’s board of directors withdraws its recommendation to such other party’s stockholders regarding the Merger Agreement or the other party breaches in any material respect its obligations to not solicit proposals relating to an Alternative Transaction or its obligations in respect of its stockholder meeting; (iv) if the other party breaches its representations, warranties or covenants in a manner that would cause certain conditions to the Closing set forth in the Merger Agreement to not be satisfied (subject to certain cure rights); (v) if a legal order or injunction permanently enjoining the Merger is issued and has become final and non-appealable; or (vi) by mutual written agreement of Udemy and Coursera.

Termination Fees. If the Merger Agreement is terminated by Coursera because Udemy’s board of directors changes its recommendation to its stockholders regarding the Merger Agreement or because Udemy breaches in any material respect its obligations to not solicit proposals relating to an Alternative

Transaction or its obligations in respect of Udemy’s stockholder meeting, Udemy will be required to pay Coursera a termination fee equal to $40.5 million (the “Termination Fee”). Udemy is also required to pay the Termination Fee to Coursera if the Merger Agreement is terminated in certain circumstances after a proposal for an Alternative Transaction to acquire control of Udemy is made and, within twelve months of termination, Udemy enters into any Alternative Transaction to acquire control of Udemy. Coursera is subject to reciprocal obligations to pay the Termination Fee to Udemy in corresponding circumstances.

In addition, if the Merger Agreement is terminated in certain circumstances because the requisite approval of Udemy stockholders is not obtained at Udemy’s stockholder meeting or because the requisite approval of Coursera’s stockholders is not obtained at Coursera’s stockholder meeting, Udemy or Coursera, as applicable, will be required to pay the other party an expense reimbursement equal to $8.0 million.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (3) are subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding Coursera or Udemy, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Udemy, Coursera, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of Udemy and Coursera and a prospectus of Coursera, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Coursera and Udemy make with the Securities and Exchange Commission (“SEC”).

Voting Agreements

Concurrently with the execution and delivery of the Merger Agreement, certain stockholders of Coursera affiliated with New Enterprise Associates and Andrew Ng (collectively, the “Coursera Significant Stockholders”) have entered into a voting agreement, dated as of December 17, 2025, with the Company (the “Coursera Stockholder Voting Agreement”). Subject to the terms and conditions of the Coursera Stockholder Voting Agreement, the Coursera Significant Stockholders have agreed, among other things, (i) to vote all of the shares of Coursera Common Stock beneficially owned by them (representing in the aggregate approximately 12% of the total outstanding shares of Coursera Common Stock) in favor of the Stock Issuance and the Charter Amendment; (ii) subject to certain exceptions, not to transfer their shares of Coursera Common Stock until the requisite approval of Coursera’s stockholders is obtained; (iii) not to solicit proposals relating to an Alternative Transaction involving Coursera from third parties; and (iv) not to participate in discussions or negotiations regarding an Alternative Transaction involving Coursera. Except for certain obligations set forth therein, the Coursera Stockholder Voting Agreement will terminate, among other circumstances, upon the earlier of (x) the termination of the Merger Agreement in accordance with its terms and (y) the Effective Time.

Concurrently with the execution and delivery of the Merger Agreement, Coursera also entered into a voting agreement (collectively, the “Udemy Stockholder Voting Agreement”) with certain stockholders of Udemy affiliated with Insight Venture Partners (the “Udemy Significant Stockholders”) on terms and conditions generally consistent with the Coursera Stockholder Voting Agreement, including, among other things, an agreement by the Udemy Significant Stockholders to vote all of the shares of Udemy Common Stock beneficially owned by them (representing in the aggregate approximately 26% of the total outstanding shares of Udemy Common Stock) in favor of the adoption of the Merger Agreement.

The foregoing descriptions of the Coursera Stockholder Voting Agreement, the Udemy Stockholder Voting Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full text of the Coursera Stockholder Voting Agreement and the Udemy Voting Agreement, which are attached hereto as Exhibits 10.1 and 99.1 and are incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This communication relates to a proposed business combination transaction (the “business combination”) between Udemy and Coursera. This communication contains forward-looking statements that involve substantial risks and uncertainties. Any statements contained in this communication that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as: “accelerate,” “anticipate,” “believe,” “can,” “continue,” “could,” “demand,” “design,” “estimate,” “expand,” “expect,” “intend,” “may,” “might,” “mission,” “need,” “objective,” “ongoing,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements include, but are not limited to, statements regarding expected timing and benefits of the business combination and the outlook for Coursera’s and Udemy’s results of operations and financial condition (including potential synergies) following the business combination. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Coursera or Udemy stock. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, benefits or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: general economic, market or business conditions, including competition, risks related to online learning solutions and risks related to our AI innovations and AI generally; risks related to the business combination, including the effect of the announcement of the business combination on the ability of Coursera or Udemy to retain and hire key personnel and maintain relationships with customers, vendors and others with whom Coursera or Udemy do business, or on Coursera’s or Udemy’s operating results and business generally; risks that the business combination disrupts current plans and operations and the potential difficulties in attracting and retaining qualified personnel as a result of the business combination; the outcome of any legal proceedings related to the business combination; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability to successfully integrate Coursera’s and Udemy’s operations and business on a timely basis or otherwise in accordance with the standards and obligations applicable to the combined company as a public benefit corporation and as a B Corp.; Coursera’s and Udemy’s ability to implement our plans, forecasts and other expectations with respect to the combined company’s business after the completion of the transaction and realize expected synergies and other benefits of the combination within the expected timeframe or at all; the amount of the costs, fees, expenses and charges related to the proposed combination; fluctuations in the prices of Coursera or Udemy stock; and potential business disruptions following the business combination. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction. While the risks presented here, and those to be presented in the registration statement on Form S-4, are considered representative, they should not be considered a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Coursera’s and Udemy’s respective periodic reports and other filings with the SEC, including the risk factors identified in Coursera’s and Udemy’s most recent Quarterly Reports on Form 10-Q, Coursera’s most recent Annual Report on Form 10-K (available online at https://www.sec.gov/Archives/edgar/data/1651562/000165156225000013/cour-20241231.htm) and Udemy’s most recent Annual Report on Form 10-K (available online at https://www.sec.gov/Archives/edgar/data/1607939/000160793925000011/udmy-20241231.htm), under the headings “Special Note Regarding Forward-Looking Statements” and “Risk Factors” in Part I, Item 1A (Annual Report) and in Part I, Item 2 and Part II, Item 1A (Quarterly Reports), all of which are available online on the SEC’s website at https://www.sec.gov. The forward-looking statements included in this communication are made only as of the date hereof, and are based on the current beliefs of Coursera and Udemy as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Neither Coursera nor Udemy undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except to the extent required by law. The information that can be accessed through hyperlinks or website addresses included in this communication is deemed not to be incorporated in or part of this communication.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information About the Business Combination and Where to Find It

In connection with the business combination, Coursera intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Coursera and Udemy and that also constitutes a prospectus of Coursera. Each of Coursera and Udemy may also file other relevant documents with the SEC regarding the business combination. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Coursera or Udemy may file with the SEC. The definitive joint proxy statement/prospectus will be mailed to stockholders of Coursera and Udemy. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus and other documents containing important information about Coursera, Udemy and the business combination, once such documents are filed with the SEC through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Coursera will be available online free of charge on Coursera’s website at https://investor.coursera.com or by contacting Coursera’s Investor Relations department at ir@coursera.org. Copies of the documents filed with the SEC by Udemy will be available online free of charge on Udemy’s website at https://investors.udemy.com or by contacting Udemy’s Investor Relations department at ir@udemy.com.

Participants in the Merger Solicitation

Coursera, Udemy and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Coursera, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Coursera’s proxy statement for its 2025 Annual Meeting of Stockholders under the headings “Executive Officers,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “CEO Pay Ratio,” “Pay Versus Performance,” “Non-Employee Director Compensation,” “Certain Relationships and Related Transactions” and “Security Ownership of Certain Beneficial Owners and Management,” which was filed with the SEC on March 31, 2025 and is available online at https://www.sec.gov/Archives/edgar/data/1651562/000165156225000026/cour-20250331.htm, and Coursera’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation” and “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” which was filed with the SEC on February 24, 2025 and is available online at https://www.sec.gov/Archives/edgar/data/1651562/000165156225000013/cour-20241231.htm. To the extent holdings of Coursera’s securities by its directors or executive officers have changed since the amounts set forth in Coursera’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available online at https://www.sec.gov/edgar/browse/?CIK=1651562&owner=exclude. Information about the directors and executive officers of Udemy, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Udemy’s proxy statement for its 2025 Annual Meeting of Stockholders under the headings “Director Compensation,” “Our Executive Officers,” “Compensation Discussion and Analysis,” “Summary Compensation Table,” “Grants of Plan-Based Awards in 2024,” “Outstanding Equity Awards at 2024 Fiscal Year End,” “Related Person Transactions” and “Security Ownership of Certain Beneficial Owners and Management,” which was filed with the SEC on April 25, 2025 and is available online at https://www.sec.gov/Archives/edgar/data/1607939/000160793925000046/ude-20250422.htm, and Udemy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation” and “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, which was filed with the SEC on February 19, 2025 and is available online at https://www.sec.gov/Archives/edgar/data/1607939/000160793925000011/udmy-20241231.htm. To the extent holdings of Udemy’s securities by its directors or executive officers have changed since the amounts set forth in Udemy’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available online at https://www.sec.gov/edgar/browse/?CIK=1607939&owner=exclude. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Coursera or Udemy using the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of December 17, 2025, by and among Udemy, Inc., Coursera, Inc., and Chess Merger Sub, Inc.†

10.1	Voting Agreement, dated as of December 17, 2025, by and among Udemy, Inc. and the Coursera Significant Stockholders.†

99.1	Voting Agreement, dated as of December 17, 2025, by and among Coursera, Inc. and the Udemy Significant Stockholders.†

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2025	UDEMY, INC.

	By:	/s/ Sarah Blanchard
	Name:	Sarah Blanchard
	Title:	Chief Financial Officer